January 2022 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, drought, climate change and extreme weather; and unanticipated legal or regulatory proceedings. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $15.9 Billion Gross Loans: $ 7.9 Billion Total Deposits (Including Repos):$13.6 Billion Total Equity: $ 2.1 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 1/14/2022 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2021 Bank Accomplishments & Ratings 179 Consecutive Quarters of Profitability 129 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) BauerFinancial Report (most recent) Five Star Superior Rating 47 Consecutive Quarters Fitch Rating BBB+ (July 2021) One of the 10 largest bank holding companies in CA

65 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (Closed January 7, 2022)

Acquisition Strategy Target size: $1 billion to $8 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

2021 Financial Highlights Profitability ROATCE = 15.93% ROAA = 1.38% NIM = 2.97% Efficiency Ratio = 41.09% Income Statement FY Net Income: 2021 =$212.5 million / 2020 = $177.2 million FY Diluted EPS: 2021 =$1.56 / 2020 = $1.30 Q4 Net Income =$47.7 million Q4 Diluted EPS =$0.35 Balance Sheet Growth ~3% annual core loan growth $2.1 billion increase in investment portfolio $1.4 billion increase in deposits & customer repos 9% growth in non-interest bearing deposits Asset Quality Net recoveries (charge-offs) = ($3.2) million NPA/TA = 0.04% (NPA = $6.9 million) Classified loans = $56 million or 0.71% of total loans ACL = $65.0 million or 103% of NPL and classified loans Capital TCE Ratio = 9.2% CET1 Ratio = 14.9% Total Risk-Based Ratio = 15.6%

Selected Ratios 2019 2020 2021 Q4’20 Q3’21 Q4’21 ROATCE 17.56% 14.25% 15.93% 15.67% 14.62% 13.89% NIM 4.36% 3.59% 2.97% 3.33% 2.89% 2.79% Cost of Funds 0.24% 0.13% 0.05% 0.09% 0.04% 0.03% Efficiency Ratio 40.16% 41.40% 41.09% 40.64% 42.27% 41.80% NIE % Avg. Assets 1.76% 1.49% 1.24% 1.37% 1.22% 1.19% NPA % Total Assets 0.09% 0.12% 0.04% 0.12% 0.05% 0.04% Net Charge-Offs (Recoveries) to Avg. Loans 0.00% 0.00% 0.04% 0.00% 0.00% 0.00% CET1 Ratio 14.8% 14.8% 14.9% 14.8% 14.9% 14.9% Total Risk-Based Capital Ratio 16.0% 16.2% 15.6% 16.2% 15.7% 15.6% Performance Credit Quality Capital

Pretax-Pre Provision Income PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Annual Quarterly ($ in Millions)

Net Interest Income and NIM ($ in Millions)

Well Positioned for 2022 Demonstrated High Quality Loan Growth Excellent Asset Quality Asset Sensitive Balance Sheet Highly Liquid Core low cost deposit base Strong Capital Levels / attractive dividend Positive operating leverage from Suncrest Bank merger

Quality Loan Growth CRE +$288 5% growth C&I Flat Other ($49) D&L and Agribus. +$25 SFR ($30) ($ in Millions) 2021Q4 vs 2020Q4 3% growth (core loans annualized)

Credit Quality * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion $19MM in remaining loan fair value discounts (1)

Asset Sensitive Balance Sheet CVBF’s net interest income sensitivity is +21%* when rates are ramped up 200bps over a 12 month time horizon 47% of earning assets combined between Federal Reserve balance and investment portfolio > 61% of Banks funding from Noninterest-bearing deposits CVBF’s Cost of Funds increased from 9bps to 17bps from 2014 to end of 2018, compared to a 225bps increase in Fed Funds Rate * Source: September 30, 2021 10Q At December 31, 2021 Noninterest-bearing Deposits $8.1B > Loans $7.9B

$3.18 Billion *Available For Sale Yield on securities portfolio = 1.52% for the 4th Quarter 2021 High Quality Securities Portfolio* - $5.11 Billion $1.93 Billion *Held to Maturity Yield on securities represents the fully taxable equivalent 2022 projected cash flow from portfolio = $800 million

Cost of Deposits Source: SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35B Cost of Funds = 3 bps

Strong Capital Ratios * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion $793MM $744MM $602MM $486MM

Dividends – 129 Consecutive Quarters 129 Consecutive Quarters More than 30 years of cash dividends since 1989 * Dividend payout ratio calculated on per share basis.

Suncrest Bank Merger/Integration Timeline January 7, 2022 February 18, 2022 April-May 2022 June 2022 Merger Completed Systems Conversion Consolidation of two center locations Acquisition Fully Integrated Total Assets – $1.4B Gross Loans – $.8B Total Deposits – $1.2B Consideration: $237MM Shares issued – 8.6MM Cash – $39.6MM Expense Savings - 40% IRR >18% EPS accretion > 3%

Q4 2021 Allowance by Portfolio CECL Update Highlights No credit provision in Q4 2021 Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index Weighting of multiple forecasts Allowance for Credit Losses – by Loan Type ($ in Millions) 09/30/2021 12/31/2021 Variance Segmentation ACL Balance % of Loans ACL Balance % of Loans ACL Balance % of Loans C&I $4.9 0.6% $6.7 0.8% $1.8 0.2% SBA $2.9 1.0% $2.7 0.9% $(0.2) -0.1% Real estate:   Commercial RE $52.3 0.9% $50.9 0.9% $(1.4) 0.0% Construction $1.1 1.4% $0.8 1.2% $(0.3) -0.2% SFR Mortgage $0.2 0.1% $0.2 0.1% $0.0 0.0% Dairy & livestock $3.2 1.1% $3.0 0.8% $(0.1) -0.3% Municipal lease $0.1 0.2% $0.1 0.2% $0.0 0.0% Consumer and other $0.7 1.0% $0.6 0.8% $(0.1) -0.2% Sub Total (Excluding PPP) $65.4 0.9% $65.0 0.8% $(0.4) -0.1%   PPP $0.0 0.0% $0.0 0.0% $0.0 0.0% Total $65.4 0.8% $65.0 0.8% $(0.4) 0.0% Key Economic Assumptions – Weighted Forecast Q4’21 FY’22 FY’23 FY’24 GDP % Change 6.7% 2.7% 2.0% 3.0% Unempl. Rate 4.3% 5.2% 5.4% 4.8%

Summary – Round 1 Originated and funded more than 4,000 PPP loans for greater than $1.1 billion $1.11 billion forgiven thru December 31 ~ 99+% forgiven Total Fees of ~$35 million recognized in Net Interest Income Q4’21 = $0 / 2021 YTD = $13.6 million / FY 2020 = $21.4 million SBA Paycheck Protection Program Summary – Round 2 Originated and funded more than 1,900 PPP loans for greater than $400 million $239 million forgiven thru December 31, 2021 Total Fees of ~$16 million recognized in Net Interest Income Q4’21 = $3.5 million / 2021 YTD = $10.7 million

Loans by Type CRE $5.79B C&I $0.81B Other $1.29B

(000’s) # of Center Locations (12/31/21) Average Loans per Location Total Loans (12/30/21) % Los Angeles County 21 $154,167 $ 3,237,514 41.1% Central Valley 10 146,914 1,469,141 18.6% Orange County 10 101,976 1,019,756 12.9% Inland Empire (Riverside & San Bernardino Counties) 10 97,768 977,683 12.4% Central Coast 5 90,206 451,032 5.7% San Diego 2 130,776 261,551 3.3% Other California 148,431 1.9% Out of State 322,605 4.1% Total 58 $135,995 $ 7,887,713 100.0% Loans by Region

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Thousands) 2021 2020 2019 2018 2017 2016 or earlier Industrial $ 1,968 50% 51% $ 1,503 24% 14% 10% 11% 11% 30% Office 1,035 24% 55% 1,664 16% 21% 12% 8% 11% 32% Retail 820 10% 48% 1,741 21% 15% 7% 12% 9% 36% Multi-Family 645 1% 50% 1,534 23% 25% 15% 9% 5% 23% Other 598 55% 48% 1,472 19% 11% 13% 13% 10% 34% Farmland 364 97% 47% 2,249 14% 33% 11% 7% 11% 24% Medical 303 36% 59% 1,693 18% 15% 9% 7% 8% 43% Hospitality 57 28% 42% 2,249 12% 2% 5% 16% 19% 46% Total $ 5,790 37% 51% $ 1,605 20% 18% 11% 10% 10% 31%

C&I by Industry Includes Accommodation and Food Services ($11MM or 1% of C&I loans) Industry Balance ($ in Millions) % of C&I Total Real Estate Rental and Leasing $ 148 18% Manufacturing 133 16% Wholesale Trade 94 12% Construction 68 8% Health Care and Social Assistance 52 7% Arts, Entertainment, and Recreation 49 6% Transportation and Warehousing 33 4% Professional, Scientific, and Technical Services 32 4% Public Administration 32 4% Other* 172 21% Total $ 813 100%

Line Utilization Trends Total D&L C&I

Loan Interest Income ($ in Millions)

Relationship-Centered Deposit Base At December 31, 2021 Noninterest-bearing Deposits $8.1B > Loans $7.9B

Deposits by Region (000’s) # of Center Locations (12/31/21) Total Deposits (9/30/21) Total Deposits (12/31/21) Average Deposits per Center (12/31/21) Los Angeles County 21 $ 5,535,260 $ 5,875,749 $279,798 Inland Empire (Riverside & San Bernardino Counties) 10 4,071,286 3,788,138 378,814 Orange County 10 1,843,139 1,904,389 190,439 Central Valley 10 1,646,925 1,547,732 154,773 Central Coast 5 399,766 421,270 84,254 San Diego 2 90,689 73,702 36,851 Other 2,730 7,850 Total 58 $ 13,589,795 $ 13,618,830 $ 234,807 *Includes Customer Repurchase Agreements. Average Cost of Deposits* (Annualized) 0.04% 0.03%

Technology Solutions Leveraging technology, digital transformation and data to better serve our clients and associates Recently Completed Powerful new personal and business online banking and mobile apps with Remote Deposit Personal financial management integration Same-day ACH Intuitive and customizable customer Online Banking training Zelle® person-to-person payments Digital solutions for online, contactless, and mobility payments and notification alerts Intelligent asset management tools for marketing distribution and business intelligence usage Enhanced Debit Card management and client controls Secure file transfer platform for payments Ongoing Technology Solutions Third-party accounting platform integrations Integrated Receivables and Payables Advanced merchant payment technology, integration, and intuitive client decision portal Robotic Process Automation End-to-end Treasury Management digital onboarding Enhanced Data Management program driving sales opportunities and efficiencies Commercial loan workflow Digital transformation 2.0

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com